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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Statement of Additional Information of the Seasons Select Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the use of our report dated June 24, 2004, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of our reports in the Seasons Select Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
July 20, 2004